Exhibit 10.1
Execution Version
Amendment No. 6 to
Second Amended and Restated Credit Agreement (SLA)

This Amendment No. 6 to Second Amended and Restated Credit Agreement (SLA) (this “Amendment”), is dated as of December 27, 2024 (the “Effective Date”), by and among Sunnova EZ-Own Portfolio, LLC, a Delaware limited liability company (the “Borrower”), Sunnova SLA Management, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”) and as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, a Delaware limited liability company, as seller (in such capacity, the “Seller”), the financial institutions parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and, collectively, the “Lenders”), each Funding Agent representing a group of Lenders party hereto (each, a “Funding Agent” and, collectively, the “Funding Agents”), and Atlas Securitized Products Holdings, L.P. (“Atlas”), as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.
Recitals:
WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents, the Administrative Agent, Computershare Trust Company, National Association, a national banking association, not in its individual capacity, but solely as paying agent (in such capacity, the “Paying Agent”), and U.S. Bank National Association, not in its individual capacity, but solely as custodian (in such capacity, the “Custodian”) are party to the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain adjustments to the definition of “Excess Concentration Amount” in the Credit Agreement;
WHEREAS, in furtherance of the foregoing and in accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms hereof; and
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.01.    Amendments To The Credit Agreement.
Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, the Credit Agreement shall be, and it hereby is, amended and restated as follows:
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(a)The term “Amendment No. 6 Effective Date” is hereby added in alphabetical order to Exhibit A (Defined Terms) to the Credit Agreement and shall read as follows:
“Amendment No. 6 Effective Date” shall mean December 27, 2024.
(b)Paragraphs (xxi) and (xxii) of the definition of “Excess Concentration Amount” in Exhibit A (Defined Terms) to the Credit Agreement are hereby amended and restated in their entirety as follows:
“(xxi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of [***] or lower at the time of origination exceeds [***]% of the Aggregate Solar Loan Balance; plus
(xxii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of [***] or lower at the time of origination exceeds [***]% of the Aggregate Solar Loan Balance; plus”.
(c)The last paragraph in the definition of “Excess Concentration Amount” in Exhibit A (Defined Terms) to the Credit Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding the foregoing, (x) during any Ramp-Up Period commenced as a result of any Takeout Transaction, clauses (xvi) and (xvii) above shall not apply and (y) (I) during any Ramp-Up Period commenced as a result of a Non-Hestia Takeout Transaction, clauses (i), (ii) (other than, with respect to such clauses (i) and (ii), for the period provided by and without duplication with the percentages provided by the following paragraph (II), which such percentages shall be governing for the purpose of this proviso with respect to such period) and clause (xxi) above shall each be increased by an additional [***]% and clause (xxii) shall be increased by an additional [***]%, and (II) solely during the Ramp-Up Period in place as of the Amendment No. 6 Effective Date and ending on May 20, 2025, clause (i) above shall be increased by an additional [***]% and clause (ii) above shall be increased by an additional [***]%; provided that (A) any Solar Loan with a lower FICO score that would not have been included in the Borrowing Base but for using the adjustments applicable to Non-Hestia Takeout Transactions shall only qualify to use such adjustments during one Ramp-Up Period and (B) if the Administrative Agent determines in its reasonable discretion that future Takeout Transactions cannot obtain the benefit of a guarantee by the U.S. Department of Energy pursuant to its loan guaranty program under Title XVIII of the Energy Policy Act of 2005 or otherwise qualify as Non-

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Hestia Takeout Transactions then the preceding Ramp-Up Period adjustments applicable to Non-Hestia Takeout Transactions shall cease to have effect.”
Section 2.01.    Conditions Precedent to Effectiveness of Amendment.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    the Administrative Agent, the Borrower, the Manager, the Servicer, the Seller, the Lenders party hereto and the Funding Agents party hereto shall have executed and delivered this Amendment to the Administrative Agent; and
(b)    the Administrative Agent shall have received the amendment fee in an amount equal to $10,000 pursuant to Section 2.5(H) of the Credit Agreement.
Section 3.01.    Representations and Warranties.
Each of the Borrower, the Manager, the Servicer and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of the Borrower, the Manager, the Servicer, and the Seller, as applicable, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date) and (b) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing.
Section 4.01    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with this Amendment, the parties agree that the provisions herein shall govern.
Section 5.01.    Electronic Signatures and Counterparts.
This Amendment may be executed and delivered by an authorized individual on behalf of a party hereto in any number of counterparts, each of which shall be deemed to be an original and all such counterparts shall, together, constitute one and the same instrument. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 5.02.    Governing Law.

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.03.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 5.04.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 5.05.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.
Section 5.06.    No Bankruptcy Petition.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all outstanding indebtedness for borrowed money of a Conduit Lender, it will not institute against, or join any other Person in instituting against, such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or of any other jurisdiction.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of each Loan Note, it will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 5.06 shall survive the termination of this Amendment.
Section 5.07     Costs and Expenses.
The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Amendment as required by Section 10.6 of the Credit Agreement.
Section 5.08    Authorization and Direction
Each of the Lenders and Funding Agents party hereto hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment.
[Signature pages follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
    Sunnova EZ-Own Portfolio, LLC, as the Borrower

    By: /s/Eric Williams
    Name: Eric Williams
    Title: Executive Vice President,
     Chief Financial Officer

    Sunnova SLA Management, LLC,
as Manager and Servicer

    By: /s/Eric Williams
    Name: Eric Williams
    Title: Executive Vice President,
     Chief Financial Officer

    Sunnova Asset Portfolio 7 Holdings, LLC, as Seller

    By: /s/Eric Williams
    Name: Eric Williams
    Title: Executive Vice President,
     Chief Financial Officer

    [Signature Page to Amendment No. 6 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Atlas Securitized Products Holdings, L.P., as Administrative Agent

    By: Atlas Securitized Products Advisors GP, LLC, its general partner

    By: /s/Patrick Duggan
    Name: Patrick Duggan_________________
    Title: Director_______________________

Atlas Securitized Products Administration, L.P.,
as the Funding Agent for the Atlas Lender Group

By: Atlas Securitized Products Administration BKR GP, LLC, its general partner

    By: /s/Patrick Duggan
    Name: Patrick Duggan_________________
    Title: Director_______________________

    [Signature Page to Amendment No. 6 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

AGF WHCO 1-A1 LP,
as a Committed Lender

By: AASP Management, LP, its investment manager

By:     /s/William B. Kuesel_______________
Name: William B. Kuesel
Title: Vice President and AGM General           Counsel, Americas

[Signature Page to Amendment No. 6 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    East West Bank, as a Committed Lender and as a Funding Agent for the EWB Lender Group

    By: /s/Keith Kishiyama__________________
    Name: Keith Kishiyama_______________
    Title: Senior Vice President___________

[Signature Page to Amendment No. 6 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Royal Bank of Canada,
    as the Funding Agent for the Royal Bank of Canada Lender Group

    By: /s/Kevin P. Wilson__________________
    Name: Kevin P. Wilson_________________
    Title: Authorized Signatory_____________

    Royal Bank of Canada,
    as the Committed Lender

    By: /s/Kevin P. Wilson__________________
    Name: Kevin P. Wilson_________________
    Title: Authorized Signatory_____________

    By: /s/Ross Shaiman____________________
    Name: Ross Shaiman___________________
    Title: Authorized Signatory_____________
    [Signature Page to Amendment No. 6 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    SMBC Nikko Securities America, Inc.,
    as the Funding Agent for the SMBC Lender Group

    By: /s/Takashi Fueno___________________
    Name: Takashi Fueno___________________
    Title: Managing Director_______________

    Sumitomo Mitsui Banking Corporation,
    as the Committed Lender for the SMBC Lender Group

    By: /s/Brian T. Caldwell_________________
    Name: Brian T. Caldwell _______________
    Title: Managing Director_______________

    By:
    Name:
    Title:

    Manhattan Asset Funding Company LLC,
    as the Conduit Lender for the SMBC Lender Group

    By: MAF Receivables Corp., as sole member

    By: /s/Irina Khaimova___________________
    Name: Irina Khaimova _________________
    Title: Vice President__________________

[Signature Page to Amendment No. 6 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ING CAPITAL LLC,
    as a Committed Lender and as a Funding Agent for the ING Lender Group

    By: /s/Thomas Ryan____________________
    Name: Thomas Ryan___________________
    Title: Managing Director_______________

    By: /s/Sandeep Srinath__________________
    Name: Sandeep Srinath _________________
    Title: Managing Director_______________

[Signature Page to Amendment No. 6 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.